EXHIBIT 99.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350,  CHAPTER 63 OF TITLE 18, UNITED STATES
CODE)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Chadmoore Wireless Group, Inc. (the "Company"), in his Form 10-KSB for the period ended December 31, 2002 as files with the Securities and Exchange Commission (the "10-KSB Report") that to his knowledge:

(3)      the 10-KSB Report fully  complies with the  requirements  of Section 13
         (a) or 15 (d) of the Securities Exchange Act of 1934; and

(4) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 10, 2003

/s/  STEPHEN K. RADUSCH

Stephen K. Radusch, Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Chadmoore Wireless Group, Inc. and will be retained by Chadmoore Wireless Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.